UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12



                               GARDENBURGER, INC.
             (Exact Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                               GARDENBURGER, INC.
                       1411 SW MORRISON STREET, SUITE 400
                             PORTLAND, OREGON 97205
                                                                January 10, 2000


Dear Shareholders:

Our Annual Meeting of Shareholders will be held on Monday, February 14, 2000, at 1:00 p.m. Mountain Standard Time, at the Little America Hotel and Towers, 500 South Main Street, Salt Lake City, Utah, 84101. You are invited to attend this meeting to give us an opportunity to meet you personally, to allow us to introduce to you the key management of your Company and its Directors, and to answer questions you may have.

The formal Notice of Meeting, the Proxy Statement, the proxy card and a copy of the Annual Report to Shareholders describing the Company's operations for the nine months ended September 30, 1999 are enclosed.

I hope that you will be able to attend the meeting in person. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. Your shares will be voted at the meeting in accordance with your proxy.

If you have shares in more than one name, or if your stock is registered in more than one way, you may receive multiple copies of the proxy materials. If so, please sign and return each proxy card you receive so that all of your shares may be voted. I look forward to meeting you at the Annual Meeting.

                            Yours for Better Health,

                            GARDENBURGER, INC.



                            E. Kay Stepp
                            CHAIRMAN OF THE BOARD OF DIRECTORS

                               GARDENBURGER, INC.
                       1411 SW MORRISON STREET, SUITE 400
                             PORTLAND, OREGON 97205
                             ----------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 14, 2000
                             -----------------------

To the Shareholders of Gardenburger, Inc.:

The Annual Meeting of Shareholders of GARDENBURGER, INC. (the "Company"), an Oregon corporation, will be held Monday, February 14, 2000, at 1:00 p.m. Mountain Standard Time, at the Little America Hotel and Towers, 500 South Main Street, Salt Lake City, Utah, 84101. The purposes of the Annual Meeting will be:

         1. To elect ten Directors to serve until the next Annual Meeting of Shareholders (holders of the Series A Convertible Preferred Stock, voting as a separate group, are entitled to elect two of ten Directors); and

         2. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on Thursday, December 30, 1999, as the record date for determining shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only holders of record of common stock or preferred stock of the Company at the close of business on the record date will be entitled to notice of and to vote at the meeting and any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting. A review of the Company's operations for the nine months ended September 30, 1999 will be presented. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.


                                By Order of the Board of Directors:



                                E. KAY STEPP
                                CHAIRMAN OF THE BOARD OF DIRECTORS

Portland, Oregon
January 10, 2000

                               GARDENBURGER, INC.
                       1411 SW MORRISON STREET, SUITE 400
                             PORTLAND, OREGON 97205

                             -----------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 14, 2000
                             ----------------------

SOLICITATION AND REVOCATION OF PROXIES

This Proxy Statement and the accompanying Annual Report to Shareholders, the Notice of Annual Meeting and proxy card are being furnished to the shareholders of Gardenburger, Inc. (the "Company"), an Oregon corporation, in connection with the solicitation of proxies by the Company's Board of Directors for use at the Company's 2000 Annual Meeting of Shareholders (the "Annual Meeting") to be held Monday, February 14, 2000, at 1:00 p.m. Mountain Standard Time, at the Little America Hotel and Towers, 500 South Main Street, Salt Lake City, Utah, 84101, and any adjournment thereof. The solicitation of proxies by mail may be followed by personal solicitation of certain shareholders by officers or regular employees of the Company without additional compensation for such services. All expenses of the Company associated with this solicitation will be borne by the Company. In addition, the Company reserves the right to utilize the services of an independent proxy solicitation firm to assist with the solicitation of proxies at an estimated cost of $5,000.

The two persons named as proxies on the enclosed proxy card, E. Kay Stepp and Richard C. Dietz, were designated by the Board of Directors. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and where a choice has been specified by the shareholder as provided in the proxy card, it will be voted in accordance with the specification so made. Proxies submitted without specification will be voted FOR the election of all of the nominees for Directors proposed by the Board of Directors for which the holders are entitled to vote.

A proxy may be revoked by a shareholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company.

These proxy materials and the Company's 1999 Annual Report to Shareholders are first being mailed on or about January 10, 2000 to shareholders of record of the Company's common stock on December 30, 1999. The address of the principal executive office as well as the mailing address of the Company is 1411 SW Morrison Street, Suite 400, Portland, Oregon 97205.

VOTING AT THE MEETING

In accordance with the Company's bylaws, the stock transfer records were compiled on December 30, 1999, the record date set by the Board of Directors for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. On that date, there were 8,850,451 shares of Common Stock, 2,762,500 shares of Series A Convertible Preferred Stock ("Series A Shares") and 487,500 shares of Series B Convertible Preferred Stock ("Series B Shares") outstanding and entitled to vote.

Each share of common and preferred stock outstanding on the record date is entitled to one vote per share on all matters presented at the Annual Meeting, except for the election of two directors, which holders of the Series A Shares, voting as a separate voting group, are entitled to elect. If a quorum is present at the Annual Meeting, the persons nominated for election as Directors who receive the greatest number of votes cast in person or by proxy for the election of Directors by the shares entitled to vote thereon will be elected Directors.

Directors are elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome. Abstention from voting or nonvoting by brokers will have no effect on the election. A broker "nonvote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

                              ELECTION OF DIRECTORS

Eight Directors are to be elected by the holders of the common and preferred stock at the Annual Meeting and two additional Directors are to be elected by the holders of the Series A Shares. Directors are elected on an annual basis. Each Director will serve until the next annual meeting of shareholders and until his successor is duly elected and qualified.

NOMINEES FOR DIRECTOR TO BE ELECTED BY HOLDERS OF COMMON AND PREFERRED STOCK

The names and certain information concerning the persons to be nominated by the Board of Directors for election at the Annual Meeting are set forth below. THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW. Shares represented by proxies will be voted for the election to the Board of Directors of the persons named below unless authority to vote for a particular Director or Directors has been withheld in the proxy. All nominees have consented to serve as Directors for the ensuing year.

The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a Director. In the event of the death or unavailability of any nominee or nominees, the proxy holders will have discretionary authority under the proxy to vote for a suitable substitute nominee as the Board of Directors may recommend. Proxies may not be voted for more than eight nominees, except that proxies representing Series A Shares may be voted for a maximum of ten nominees.

The Board of Directors has nominated the persons named in the following table for election as Directors:


NAME                                 POSITION                                       AGE   DIRECTOR SINCE
----                                 --------                                       ---   --------------
Lyle G. Hubbard                      President, Chief Executive Officer and          48       1996
                                     Director
Alexander P. Coleman                 Director                                        32       1998
Ronald C. Kesselman                  Director                                        56       1998
Richard L. Mazer                     Director                                        53       1998
Mary O. McWilliams                   Director                                        50       1995
Michael L. Ray                       Director                                        60       1995
E. Kay Stepp                         Chairman of the Board of Directors              54       1995
Paul F. Wenner                       Founder, Chief Creative Officer and Director    52       1985


LYLE G. HUBBARD joined the Company in April 1996 as President and Chief Executive Officer. In November 1996, Mr. Hubbard was elected as a Director of the Company. Prior to his employment with the Company, Mr. Hubbard spent 15 years with The Quaker Oats Company ("Quaker"), a food products company, in Chicago, Illinois. During his tenure at Quaker, Mr. Hubbard was President of the $500 million Convenience Foods Retail Division and Senior Vice President and Chief Marketing Officer for the $1.8 billion Gatorade and Snapple Beverages, North America Division. Mr. Hubbard holds an M.B.A. with a specialization in marketing from the University of Chicago and a B.A. degree in Psychology from Lake Forest College.

ALEXANDER P. COLEMAN has been an investment partner of Dresdner Kleinwort Benson Private Equity LLC and a Vice President of Dresdner Kleinwort Benson North America LLC, each financial investment firms, since January 1996. From 1989 to 1995, Mr. Coleman held various positions with Citicorp and its subsidiaries, including Citicorp Venture Capital Ltd. Mr. Coleman has been designated as a nominee for election as a Director pursuant to the agreement between the Company and Dresdner Kleinwort Benson Private Equity Partners LP ("Dresdner") under which Dresdner acquired $15,000,000 principal amount of the Company's 7% Convertible Senior Subordinated Notes (the "Convertible Notes") in March 1998. Mr. Coleman received an M.B.A. from the University of Cambridge and a B.A. in Economics from the University of Vermont. He is also a director of Tritel Communications, Inc.

RONALD C. KESSELMAN has been Chairman and Chief Executive Officer of Elmer's Products and Executive Vice President of Borden Holdings, Inc., each food products companies, since 1996. He was also Chairman and Chief Executive Officer of Wise Foods from 1996 until May 1998 and was Group Vice President of Borden, Inc. from 1992 to 1996. Mr. Kesselman received an M.B.A. in Marketing from the Kellogg Graduate School of Management at Northwestern University and a B.A. degree in Economics from the University of Wisconsin.

RICHARD L. MAZER has been Executive Vice President and Chief Operating Officer of Ventura Foods, LLC, a food processor, since December 1997. Mr. Mazer has been involved in the food industry for the past 15 years, including through his strategic and financial consulting company, The Mazer Group, from 1992 to 1997. Mr. Mazer is on the Board of Trustees of Food for All (formerly Food Industry Crusade Against Hunger). Mr. Mazer received B.S. degrees in Economics and Management from Massachusetts Institute of Technology.

MARY O. MCWILLIAMS has been Senior Vice President of Health Care Services and Boeing for Regence BlueShield, a health insurer, since 1997. Ms. McWilliams was previously President and Chief Executive Officer of PacifiCare of Washington beginning in 1994. She also assumed responsibility for the Northwest Region of PacifiCare Health Systems in 1995 and held these positions through 1996. Prior to joining PacifiCare, she served as Chief Executive Officer for Sisters of Providence Health Plans in Oregon for 11 years. Ms. McWilliams earned a B.A. from Wesleyan University, where she also is a Trustee Emeritus. She has an M.A. in Health Administration from the University of Colorado.

MICHAEL L. RAY has been on the faculty at Stanford University since 1967 and is the John G. McCoy-Banc One Corporation Professor of Creativity and Innovation and of Marketing Emeritus at Stanford University's Graduate School of Business. He is a specialist in new paradigm business, creativity, innovation, marketing communication, advertising and the behavioral science approach to marketing problems. Mr. Ray is a psychologist with training and extensive experience in advertising and marketing management and has co-authored several business oriented books. Mr. Ray is also a director of The Men's Wearhouse and is a founder, director and President of Insight Out Collaborations Inc., a company that offers training courses in creativity for corporations.

E. KAY STEPP formed, in 1994, and now operates Executive Solutions, Inc., a consulting firm which provides consulting services to senior executives and boards of directors. In 1995, Ms. Stepp was appointed Chairman of the Board of the Company. From 1989 to 1992, Ms. Stepp held the position of President and Chief Operating Officer of Portland General Electric Company ("PGE"), a utilities company. Ms. Stepp currently serves on the boards of directors of StanCorp Financial Group, Inc., Franklin Covey Co. and Planar Systems, Inc. She is a former director of the Federal Reserve Bank of San Francisco.

PAUL F. WENNER, presently the Company's Chief Creative Officer, founded the Company in 1985 as a sole proprietorship and acted as its Vice President from the date of its incorporation until December 1989, when he became the Company's President, Chief Executive Officer and Chairman of the Board. In 1994, Mr. Wenner relinquished his duties as President in 1994 and as Chairman of the Board in 1995. Mr. Wenner currently holds the title of Chief Creative Officer. From 1980 through 1984, he owned and operated the Garden House Restaurant and Gourmet Cooking School (the "School"), where he developed the Gardenburger(R) veggie patty. The School was affiliated with Mt. Hood Community College's evening educational curriculum. Mr. Wenner received two Associate of Arts degrees from Mt. Hood Community College.

NOMINEES FOR DIRECTOR TO BE ELECTED BY HOLDERS OF SERIES A SHARES

In accordance with the terms of the Series A Shares, the Board of Directors has nominated the persons named in the following table for election as Directors to be voted on by holders of Series A Shares voting as a separate voting group:

NAME                          POSITION             AGE          DIRECTOR SINCE
----                          --------             ---          --------------
Kyle A. Anderson              Director              43               1999
Jason M. Fish                 Director              41               1999

KYLE A. ANDERSON is a founding member of Rosewood Capital Associates, L.L.C., the general partner of Rosewood Capital III, L.P., a consumer oriented private equity investment fund. Prior to joining Rosewood Capital Associates, L.L.C., in 1988, Mr. Anderson was a Vice President in the mergers and acquisitions department at First Boston Corporation. Mr. Anderson serves on the Board of Directors of Rubio's Restaurants, Inc.

JASON M. FISH has been a managing member of Farallon Capital Management, L.L.C., and Farallon Partners, L.L.C., since April 1996, when they were formed to serve as management companies for affiliated investment funds. Mr. Fish was a managing director of a predecessor entity, Farallon Capital Management, Inc., from January 1993 through April 1996. Mr. Fish also serves on the Board of Directors of Town Sports International, Inc.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held eight meetings and took action pursuant to three unanimous written consents during the nine months ended September 30, 1999. The Board of Directors has three standing committees: a Finance and Audit Committee, an Executive Personnel and Compensation Committee and a Nominating and Governance Committee. No Director attended fewer than 75 percent of the total of the Board meetings and the meetings held by all committees of the Board on which he or she served during the nine months ended September 30, 1999.

FINANCE AND AUDIT COMMITTEE The Finance and Audit Committee (the "Audit Committee") is composed of Mr. Mazer (Committee Chair), Mr. Coleman, Mr. Anderson and Ms. Stepp, who are all outside Directors of the Company. The Audit Committee reviews the Company's financial and operational activities and seeks to ensure that such activities are performed in accordance with all internal and external auditing and accounting requirements. It also evaluates the Company's relationship with its outside auditors and major financing initiatives proposed by management. The Audit Committee held two meetings in the nine months ended September 30, 1999.

EXECUTIVE PERSONNEL AND COMPENSATION COMMITTEE The Executive Personnel and Compensation Committee (the "Compensation Committee") is composed of Ms. McWilliams (Committee Chair), Ms. Stepp, Mr. Coleman and Mr. Fish, who are outside Directors of the Company. The Compensation Committee is responsible for designing and administering the Company's executive and all other employee compensation plans, including the 1992 First Amended and Restated Combination Stock Option Plan (the "1992 Plan"), providing oversight of other compensation matters, establishing officer salaries and bonuses, monitoring the performance and outside activities of officers, and overseeing succession planning. The Compensation Committee held four meetings and took action pursuant to four unanimous written consents in the nine months ended September 30, 1999.

NOMINATING AND GOVERNANCE COMMITTEE The Nominating and Governance Committee (the "Nominating Committee") is composed of Mr. Ray (Committee Chair), Mr. Hubbard, Mr. Kesselman and Mr. Wenner. The Nominating Committee is responsible for performing the Board's annual self evaluation, monitoring director performance, locating potential candidates to fill Board vacancies, and selecting the nominees to stand for election to the Board of Directors at each annual meeting of shareholders. The Nominating Committee does not consider nominees recommended by shareholders. The Nominating Committee held one meeting in the nine months ended September 30, 1999.

The Company's bylaws provide that nominations for election to the Board of Directors may be made only by the Board or a Board committee, or by any shareholder of record entitled to vote in the election of directors at the meeting. A shareholder who wishes to make a nomination must give written notice, by personal delivery or mail, to the Secretary of the Company. In the case of an annual meeting of shareholders, the notice must be received at the principal executive offices of the Company at the address specified above not less than 60 days and not more than 90 days prior to the first anniversary of the preceding year's annual meeting. The notice must include the information required by
Section 3.3 of the Company's bylaws.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
                            IN COMPENSATION DECISIONS

During 1999, Directors who served on the Compensation Committee included Mses. Stepp and McWilliams and Messrs. Coleman, Mazer and Fish. None of these individuals is an officer or employee of the Company.

On April 14, 1999, the Company sold 1,000,000 shares of preferred stock to entities affiliated with Farallon Partners, L.L.C., for an aggregate purchase price of $10,000,000. Jason M. Fish has been a managing member of Farallon Partners, L.L.C. since April 1996. Mr. Fish became a Director and member of the Compensation Committee following acquisition of the shares of preferred stock by Farallon.

Mr. Coleman is an investment partner of Dresdner Kleinwort Benson Private Equity LLC, the general partner of Dresdner, to which the Company is indebted in the amount of $15,000,000 as the result of the issuance of the Convertible Notes to Dresdner in March 1998.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 30, 1999, certain information furnished to the Company with respect to beneficial ownership of the Company's common stock and preferred stock by (i) each Director and Director nominee, (ii) the "named executive officers" (as defined under "Executive Compensation"),
(iii) all persons known by the Company to be beneficial owners of more than 5% of its outstanding common stock or preferred stock, and (iv) all executive officers and Directors as a group.


NAME AND ADDRESS OF BENEFICIAL OWNER                            AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (A)
------------------------------------                            ---------------------------------------------

                                                            SHARES OF    PERCENTAGE    SHARES OF     PERCENTAGE
                                                            COMMON           OF        PREFERRED         OF
                                                            STOCK (B)      CLASS         STOCK         CLASS
                                                            ---------    ----------    ---------     ----------
Paul F. Wenner (C)                                          1,839,420      18.6%            -            -

Dresdner Kleinwort Benson Private Equity Partners LP (D)    1,342,120      13.3%            -            -
75 Wall Street
New York, New York 10005

Alexander P. Coleman (D)                                        3,000        *              -            -

Gruber & McBaine Capital Management LLC (E)                 1,063,200      11.5%         400,000       12.3%
50 Osgood Place, Penthouse
San Francisco, California 94133

Farallon Partners, L.L.C. (F)                                 743,700       7.8%         740,000       22.8%
One Maritime Plaza, Suite 1325
San Francisco, California 94111

Farallon Capital Management, L.L.C. (F)                       260,000       2.9%         260,000        8.0%
One Maritime Plaza, Suite 1325
San Francisco, California 94111

Jason M. Fish (F)                                                -           -             -             -

Rosewood Capital III, L.P. (G)                              1,000,000      10.2%       1,000,000       30.8%
One Maritime Plaza, Suite 1330
San Francisco, California 94111

Kyle A. Anderson (G)                                             -           -             -             -

Deutsche Asset Management (Japan) Ltd.                        658,500       7.4%           -             -
Tokyo Ginko Kyokai Building
1-3-1 Marunouchi, Chiyoda, Ku
Tokyo 100-0005

BT Capital Investors, L.P. (H)                                650,000       6.8%         650,000       20.0%
130 Liberty Street, Mail Stop 2255
New York, New York 10006

Lyle G. Hubbard                                               416,883       4.5%           -             -

Richard C. Dietz                                               95,084       1.1%           -             -

E. Kay Stepp (I)                                               52,035        *             -             -

Michael L. Ray                                                 16,000        *             -             -

Mary O. McWilliams                                             15,250        *             -             -

Richard L. Mazer                                                8,000        *             -             -

Ronald C. Kesselman                                             8,100        *             -             -

All executive officers and directors as a group (11         2,453,772      23.5%           -             -
persons) (J)


*Less than one percent

(A) Applicable percentage of ownership is based on 8,850,451 shares of common stock and 3,250,000 shares of preferred stock outstanding as of December

     30, 1999. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"), and is based on voting and investment power with respect to shares. Shares of common stock subject to options or warrants that are exercisable currently or within 60 days after December 30, 1999 and convertible securities that are convertible currently or within 60 days after December 30, 1999, are deemed outstanding for purposes of computing the percentage ownership of the person or group holding such options, warrants or convertible securities, but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated, to the Company's knowledge, each of the persons named above has sole voting and investment power with respect to all shares shown as being beneficially owned by them.
(B) Includes shares of common stock subject to options exercisable within 60 days after December 30, 1999, as follows: Mr. Wenner, 1,036,240 shares; Mr. Hubbard, 378,583 shares; Mr. Dietz, 93,084 shares; Ms. Stepp, 42,000 shares; Mr. Ray, 15,000 shares; Ms. McWilliams, 12,000 shares; Mr. Mazer, 6,000 shares; Mr. Kesselman, 6,000 shares; and all current executive officers and Directors as a group, 1,588,907 shares.
(C) Mr. Wenner's address is 1411 SW Morrison Street, Suite 400, Portland, Oregon 97205. Mr. Wenner has shared voting and dispositive power as to 32,654 shares of common stock, which are held by the Paul F. Wenner Charitable Foundation Trust.
(D) Includes 1,239,669 shares of common stock that Dresdner has the right to acquire upon conversion of the Convertible Notes. Mr. Coleman is an Authorized Person and an Investment Partner at Dresdner Kleinwort Benson Private Equity LLC, the General Partner of Dresdner.
(E) Gruber & McBaine Capital Management, LLC ("GMCM"), has shared voting and dispositive power with respect to 663,200 shares of common stock. Jon D. Gruber and J. Patterson McBaine are the managers of GMCM, an investment adviser, and Thomas O. Lloyd-Butler is a member of GMCM. GMCM and its affiliates also own 400,000 shares of preferred stock convertible into an equal number of shares of common stock.
(F) Each of the entities affiliated with Farallon Partners, L.L.C. ("FPLLC") and the accounts managed by Farallon Capital Management, L.L.C. ("FCMLLC"), a registered investment adviser (together such entities and accounts, "Farallon"), that acquired shares of preferred stock holds such securities directly in its own name. In addition, two of such entities own an aggregate of 3,700 shares of common stock. FPLLC, as the general partner of certain of such entities, and FCMLLC, pursuant to investment management agreements, each may, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), be deemed to own beneficially the shares held by such entities and accounts, as well as the shares of common stock into which the shares of preferred stock are convertible. As a managing member of FPLLC and FCMLLC, Jason M. Fish, together with the other managing members of FPLLC and FCMLLC, may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the shares attributed to FPLLC and FCMLLC. Each of FCMLLC and FPLLC, and each managing member thereof, including Jason M. Fish, disclaims any beneficial ownership of such shares. All of the above-mentioned entities and persons disclaim group attribution.
(G) Includes 1,000,000 shares of common stock issuable upon conversion of preferred stock. Kyle A. Anderson may be deemed to be a beneficial owner of such shares based on his position as a founding member of Rosewood Capital Associates, L.L.C., the general partner of Rosewood Capital III, L.P. (together, "Rosewood"). Mr. Anderson disclaims beneficial ownership of all such shares.
(H) Represents shares of preferred stock convertible into common stock.
(I) Includes 4,935 shares of common stock owned by Ms. Stepp's husband, as to which Ms. Stepp has indirect ownership. Ms. Stepp disclaims any voting or investment power with respect to all such shares.
(J) Excludes 1,342,120 shares beneficially owned by Dresdner, 1,003,700 shares beneficially owned by Farallon, and 1,000,000 shares beneficially owned by Rosewood, as to which Messrs. Coleman, Fish and Anderson, respectively, may be deemed to have beneficial ownership.

                               EXECUTIVE OFFICERS

The following table identifies the executive officers of the Company as of December 30, 1999, the positions they hold, and the year in which they began serving in their respective capacities. Officers of the Company are elected by the Board of Directors annually to hold office until their successors are elected and qualified.

                                                                                                  POSITION HELD
NAME                              AGE        CURRENT POSITION(S) WITH COMPANY                         SINCE
-----------------------------    -------     -----------------------------------------------     ----------------
Lyle G. Hubbard                    48        President, Chief Executive Officer and                   1996
                                             Director
Richard C. Dietz                   37        Executive Vice President, Chief Financial                1996
                                             Officer, Treasurer and Secretary


For information on the business background of Mr. Hubbard see "Nominees for Director to be Elected by Holders of Common and Preferred Stock" above.

RICHARD C. DIETZ joined the Company in August 1994 as Executive Vice President, Treasurer and Chief Financial Officer. In 1996, Mr. Dietz was also appointed Secretary of the Company. From 1993 to July 1994, Mr. Dietz served as Vice President and Chief Financial Officer of Fine Arts Graphics Corporation of Oregon, a printing company. From 1990 to 1993, Mr. Dietz was the Chief Financial Officer of Wyatt Software, Inc. Mr. Dietz received his public accounting experience with Arthur Andersen LLP from 1983 to 1987. He received a B.S. in Business Administration from Oregon State University in 1984 and an M.B.A. from the University of Oregon in 1991 and has also attended the Executive Education Series at the Harvard Business School.

                         OTHER KEY MANAGEMENT EMPLOYEES

MARY N. DILLON joined the Company in July 1996 as Vice President of Retail Marketing. Ms. Dillon was most recently a Director of Marketing at Quaker, where she was employed from 1984 to 1996. During that time, she focused on consumer marketing and general management across many product categories and was a senior manager for products such as snacks, pet foods, and beverages. Ms. Dillon received a B.A. in Marketing and Asian Studies at the University of Illinois at Chicago.

CARTER S. ELENZ joined the Company in July 1996 as Vice President of Retail Sales. From 1987 to 1996, Mr. Elenz held positions of increasing responsibility with Quaker, including sales management, marketing and general management at Quaker headquarters and multiple field locations. From 1985 to 1987, Mr. Elenz was an Account Executive with Gaines Foods. He graduated with a B.S. in Business Administration from Valaparaiso University.

DAVID W. GATES joined the Company in July 1996 as Vice President of Sales and was promoted in 1998 to Senior Vice President. Prior to his employment with the Company, Mr. Gates spent over 30 years with Quaker, where he held various leadership positions in sales and served as General Manager of the Pritikin Foods Unit.

JAMES W. LINFORD joined the Company in March 1997 as Vice President of Supply Chain. He was Vice President and General Manager of CH2M Hill Food Group from 1995 to 1997, Director of Manufacturing for Ocean Spray Cranberries from 1993 to 1995 and General Manager of Operations for Ore-Ida Foods, a division of the Heinz Company, from 1987 to 1993. Mr. Linford received his B.S.
degree from the University of Idaho.

JERRY SUTTON joined the Company in October 1998 as Vice President of Food Service Sales. In February 1999, his responsibilities were expanded to include the day-to-day management of food service marketing. From 1988 to 1998, Mr. Sutton held positions of increasing responsibility with The Kellogg Company. His responsibilities included sales management and general management at Kellogg headquarters and field locations. From 1985 to 1988, Mr. Sutton was a sales manager with Nation Pizza Products. Mr. Sutton received his B.S. degree in Industrial Technology from Illinois State University.

                             EXECUTIVE COMPENSATION

Due to a change in the Company's fiscal year during 1999 to a fiscal year ending September 30 rather than December 31, all 1999 information reflects only nine months of activity, whereas 1998 and 1997 information reflects a full 12 months.

SUMMARY COMPENSATION TABLE
The following table provides information for the years indicated concerning compensation earned by the Company's Chief Executive Officer and the other executive officer of the Company whose salary and bonus during fiscal 1999 exceeded $100,000 (collectively referred to as the "named executive officers").

                                                                                  Long Term
                                                                                 Compensation
                                                   Annual Compensation              Awards
                                               -----------------------------    ---------------
                                                                                  Securities        All Other
                                                                                  Underlying         Compen-
Name and Principal Position          Year       Salary (A)         Bonus         Options ( #)        sation (B)
--------------------------------     ------    ------------    -------------    ---------------    ------------

Lyle G. Hubbard, President,          1999        $240,588         $ -               174,812          $ 2,980
 Chief Executive Officer and         1998         287,149         213,000            40,000           14,824
  Director                           1997         239,365         113,896            11,250            3,322

Richard C. Dietz, Executive          1999         121,757              -             37,353            3,055
  Vice     President,     Chief      1998         148,207          90,000            20,000            3,788
Financial
  Officer, Treasurer and             1997         130,000          39,729             9,750            2,600
   Secretary

(A) Amounts shown include cash compensation earned in each respective year, including amounts deferred at the election of the named executive officer pursuant to the Company's 401(k) Plan.
(B)  Amounts included in this column for 1999 are as follows:

                                                    LIFE INSURANCE
     NAME                  401(K) MATCHING             PREMIUMS
     ----                  ---------------             --------
     Mr. Hubbard                  $1,454                  $1,526
     Mr. Dietz                     2,462                     593

STOCK OPTIONS
The following table contains information concerning the grant of stock options under the Company's 1992 Plan to the named executive officers in fiscal 1999.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                   Potential
                                                                                               Realizable Value
                                                                                               At Assumed Annual
                                                                                             Rates of Stock Price
                                                                                               Appreciation for
                                                Individual Grants                                Option Term (B)
                           ------------------------------------------------------------    ----------------------------
                              Number of       % of Total
                             Securities        Options
                             Underlying       Granted to
                               Options       Employees in     Exercise     Expiration
        Name                 Granted (A)     Fiscal Year    Price ($/Sh.)     Date              5%            10%
----------------------     ---------------- --------------- -------------- ------------    -------------- -------------
Lyle G. Hubbard                 40,000             6.71%      $11.625        02/19/09        $ 300,580      $754,059
                               134,812           22.63        10.0625        03/29/09          866,849     2,183,839
                               -------           -----
                               174,812           29.34

Richard C. Dietz                10,000            1.68         11.625        02/19/09           75,145       188,515
                                27,353            4.59        10.0625        03/29/09          175,881       443,095
                                ------            ----
                                37,353            6.27


(A) Options granted during fiscal 1999 to the named executive officers vest as to 33.4 percent on the first anniversary of the grant date and as to an additional 33.3 percent on each of the second and third anniversaries thereof. See "Change-in-Control Arrangements."
(B) These calculations are based on certain assumed annual rates of appreciation as required by executive compensation disclosure rules adopted by the SEC. Under these rules, an assumption is made that the shares underlying the stock options shown in this table will appreciate at rates of 5% and 10% per annum on a compounded basis over the ten-year term of the stock options. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's common stock and overall stock market conditions. There is no assurance that amounts reflected in this table will be achieved.

OPTION EXERCISES AND HOLDINGS
The following table provides information concerning unexercised options held at September 30, 1999 with respect to the named executive officers. No named executive officer exercised any options during fiscal 1999.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                            Number of
                                       Securities Underlying               Value of Unexercised
                                        Unexercised Options                In-The-Money Options
                                     At September 30, 1999 (#)          At September 30, 1999 (A)
   Name                              Exercisable    Unexercisable       Exercisable    Unexercisable
   ----------------------------- ----------------------------------- ---------------------------------

   Lyle G. Hubbard                    357,250             318,812           $8,438         $ --
   Richard C. Dietz                    83,750              53,353           14,438           --


(A) Calculated based on the difference between the market value of the underlying securities at September 30, 1999, $7.02 per share, and the exercise price of the unexercised options.

                              DIRECTOR COMPENSATION

During fiscal 1999, four non-employee Directors of the Company, Ms. McWilliams and Messrs. Kesselman, Mazer and Ray, received an annual retainer of $9,000 paid in three equal quarterly installments; Messrs. Anderson, Coleman, Fish, Hubbard and Wenner are not paid a retainer. Ms. Stepp is paid an annual retainer of $20,000 in equal quarterly installments for performing her duties as Chairman of the Board. Non-employee Directors are also reimbursed for their expenses incurred in attending meetings of the Board of Directors. Each non-employee Director also automatically receives an annual stock option grant under the 1992 Plan covering 6,000 shares of the Company's common stock on the date of each Annual Meeting of Shareholders.

      EMPLOYMENT CONTRACTS AND SEVERANCE AND CHANGE-IN-CONTROL ARRANGEMENTS

EMPLOYMENT CONTRACT WITH LYLE G. HUBBARD
In April 1996, Lyle G. Hubbard entered into an employment agreement with the Company to serve as its Chief Executive Officer for a three-year term. The employment agreement was amended in November 1998, March 1999, and December 1999. The agreement and the amendments are together referred to as the "Employment Agreement."

The Employment Agreement required the Company's Board of Directors to review Mr. Hubbard's performance within 60 days prior to the end of the second year of Mr. Hubbard's employment and decide whether to extend the term for an additional year, and to conduct similar reviews of Mr. Hubbard's performance within 60 days prior to the end of each successive year of the term of the Employment Agreement. Pursuant to this provision, the term of the Employment Agreement has been extended to April 15, 2001.

The Employment Agreement provided for initial base compensation of $225,000 per year, plus performance-based bonus awards. The Board of Directors periodically reviews Mr. Hubbard's base compensation and may increase, but not decrease, the amount of such compensation. Mr. Hubbard's base salary was $315,000 during 1999.

The Employment Agreement also provides that, in the event Mr. Hubbard's employment is terminated by virtue of death or disability or "without cause" in the absence of a "change in control" (as defined in the Employment Agreement), he will be entitled to severance pay equal to the greater of one and one-half times his annual base compensation in effect as of the date of termination or the base compensation remaining to be paid to him for the duration of the term of the Employment Agreement, plus one and one-half times the average of the incentive bonuses received by Mr. Hubbard for the two calendar years preceding the calendar year in which the termination occurs. "Change in control" is defined substantially as described under "Severance and Change-in-Control Arrangements" below. If Mr. Hubbard's employment is terminated either by Mr. Hubbard with "good reason" (as defined in the Employment Agreement) or by the Company without cause within two years after a change in control of the Company for a share price greater than certain minimum levels, Mr. Hubbard's severance pay will consist of an amount equal to 2.99 times the sum of the average annual base compensation paid to Mr. Hubbard during the "Base Period" as defined by Internal Revenue Code Section 280G(d)(2) and the average of the annual incentive bonuses received by Mr. Hubbard during the "Base Period" (but excluding from the "Base Period" for purposes of calculating the average of the annual incentive bonuses any period ending prior to January 1, 1997). If Mr. Hubbard's employment is terminated for "good reason" or "without cause" within two years after a change in control of the Company for a share price less than certain minimum levels, his severance pay will consist of one and one-half times the higher of his annual base compensation in effect as of the date of termination of his employment or the date immediately prior to the change in control, plus an amount equal to one and one-half times the higher of his annual target incentive bonus in effect as of the date of termination or the date immediately prior to the date of the change in control.

The Employment Agreement contains a noncompetition covenant that prohibits Mr. Hubbard, during his employment and for a two-year period after the date of termination of his employment with the Company, from engaging in or assisting any business that competes with the Company in the production, marketing or sale of meat substitute vegetarian food products. Under the Employment Agreement, if Mr. Hubbard's employment is terminated in connection with a change in control of the Company, the Company, for an 18-month period following the termination, will pay for life, accident and health insurance benefits substantially similar in all material respects to those which Mr. Hubbard was receiving immediately prior to the date of termination.

RETENTION BONUSES
In November 1999, the Company authorized the payment of a one-time retention bonus to Mr. Hubbard if he continues to be an employee of the Company through December 31, 2000, or the date of an earlier change in control of the Company, provided that his employment has not theretofore been terminated for cause. The amount of the retention bonus will be $500,000.

The Company also authorized the payment of a one-time retention bonus to each current member of the Company's senior management team other than Mr. Hubbard if such person continues to be an employee of the Company through December 31, 2000, or the date of an earlier change in control of the Company. The amount of each bonus will be equal to the employee's 1999 base salary.

SEVERANCE AND CHANGE-IN-CONTROL ARRANGEMENTS
The Company has entered into a severance agreement with Mr. Dietz pursuant to which he is entitled to receive, in connection with involuntary termination of employment other than for cause, six months' salary and benefits, as well as up to an additional six months' salary and benefits until new employment is found. In addition, all unvested options held by Mr. Dietz will become immediately exercisable and will have a five-year term from the date of involuntary termination. If Mr. Dietz's employment is terminated by the Company (or its successor) without cause or by Mr. Dietz for good reason within two years of a change in control of the Company occurring prior to December 31, 2001 (subject to extension), Mr. Dietz will receive a payment equal to one and one-half times the sum of the higher of his annual base salary as of the date of termination or the date immediately prior to the change in control, and the higher of his annual incentive target bonus in effect as of the date of termination or the date immediately prior to the change in control. Mr. Dietz will also be entitled to receive group health and life insurance benefits for 18 months following termination. Termination for "good reason" includes such actions as a substantial adverse change in the nature or status of the employee's responsibilities or a reduction in salary, and "cause" includes conviction for commission of a felony, failure to substantially perform assigned duties, intentional or grossly negligent conduct that harms the Company, violation of a key Company policy, or diversion of corporate opportunities to the Company's detriment.

Certain options granted to the named executive officers of the Company after May 24, 1995 contain provisions to the effect that such options will immediately become exercisable as to shares not previously vested upon (i) termination of employment by the Company without cause, or as a result of the optionee's death or disability; or (ii) a change in control of the Company. A change in control will be deemed to have occurred upon the earlier of:
     (a) the date that any person becomes a beneficial owner, directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company's then outstanding securities; or
     (b) the date of any annual or special meeting of shareholders at which a majority of the Directors then elected are not individuals nominated by the Company's then incumbent Board; or
     (c) the date of approval by the shareholders of the Company of (i) a plan of merger or consolidation of the Company in which such shareholders will not hold at least 75 percent of the combined voting power of the resulting entity immediately following such merger or consolidation, or (ii) a plan of complete liquidation of the Company or an agreement for the sale of substantially all of the Company's assets.

                          COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors approves all of the policies under which compensation is paid or awarded to the Company's executive officers. The Board of Directors is responsible for reviewing executive officer compensation in accordance with policies approved by the Board. Executive officers who serve on the Board of Directors do not participate in decisions concerning their own compensation. Awards to executive officers under the Company's 1992 First Amended and Restated Combination Stock Option Plan are made by the Compensation Committee.

COMPENSATION PHILOSOPHY AND POLICIES
The Company's philosophy is to structure executive officer compensation so that it will attract, motivate and retain senior management by providing an opportunity for competitive compensation based on the performance of the Company. Executive officer compensation includes market competitive base salaries, annual performance-based bonuses, 401(k) contributions and long-term stock-based incentive opportunities in the form of options exercisable to purchase the Company's common stock. Section 162(m) of the Internal Revenue Code places a limit on the amount of compensation that may be deducted by the Company in any year with respect to each of the Company's named executive officers. It is the policy of the Board of Directors that, to the extent possible, compensation will be structured so that it meets the "performance-based" criteria as defined by Section 162(m) and therefore is not subject to federal income tax deduction limitations. The Board of Directors has the right to waive pre-established performance criteria in granting awards.

BASE SALARIES
In setting the salaries for 1999 of the executive officers listed in the Summary Compensation Table above, the Company utilized a study prepared by Towers Perrin. The study surveyed companies within the Company's industry and looked at factors such as annual revenues and expected growth rates. Some of the companies included in the above mentioned survey are also included in the indices used in the Performance Graph included in this Proxy Statement. Base salaries are targeted to be near the 50th percentile of the comparison companies. Based on this target, Mr. Hubbard's 1999 base salary level was established at $315,000.

ANNUAL BONUSES
The Company's 1999 Executive Bonus Plan provided for performance-based bonuses based on achieving certain revenue growth targets while not exceeding certain operating loss objectives. Target bonus amounts were 55 percent of base salary for the Chief Executive Officer and 45 percent of base salary for the Company's other executive officers. The bonus target is based 25 percent on achievement of key strategic objectives that vary by position and 75 percent on attaining sales growth and profitability targets. An unlimited payout is possible for exceeding the sales growth targets. Towers Perrin assisted the Compensation Committee in the determination of bonus criteria and target amounts relative to annual base salary. No amounts were paid under the 1999 Executive Bonus Plan.

CAPITAL ACCUMULATION/RETIREMENT PLANS
The Company offers its employees the opportunity to participate in a defined contribution retirement (401(k)) plan designed to allow employees, including executive officers, to accumulate retirement funds. The first two percent of each employee's compensation is eligible for a pro-rata matching contribution by the Company.

STOCK OPTION AWARDS FOR 1999
The Company's 1992 First Amended and Restated Combination Stock Option Plan provides for the issuance of stock options to officers and employees of the Company to purchase shares of the Company's common stock. Options are granted at an exercise price equal to 100% of the fair market value of the Company's common stock on the date of grant. Stock options are granted to aid in attracting and retaining key employees and to align the interests of key employees with those of shareholders by providing an economic incentive to maximize shareholder value. Stock options have value for employees only if the price of the Company's stock increases above the fair market value on the date the option is granted.

The number of shares subject to stock options granted to an employee is based on the employee's ability to affect corporate results, which generally depends on the level and amount of responsibility of the employee's position. See the "Option Grants in Last Fiscal Year" table for a summary of stock options granted to the named executive officers in 1999.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:
Mary O. McWilliams (Chair) Jason M. Fish
Alexander P. Coleman       E. Kay Stepp

                             STOCK PERFORMANCE GRAPH

The SEC requires that public companies include in their proxy statements a line-graph presentation comparing cumulative five-year shareholder returns on an indexed basis, assuming a $100 initial investment and reinvestment of dividends, of (a) the company, (b) a broad-based equity market index and (c) an industry-specific index. The broad-based market index used by the Company is the Nasdaq Stock Market Total Return Index - U.S. and the industry-specific index used is the Standard & Poors MidCap Foods Index.






                       [STOCK PERFORMANCE GRAPH DIAGRAM]

















                                      Base        Indexed Returns
                                     Period       Year Ended
                                                  -------------------------------------------------------------------
Company/Index                       9/30/94        9/30/95       9/30/96       9/30/97        9/30/98       9/30/99
------------------------------     -----------    ----------    ----------    ----------     ----------    ----------

Gardenburger, Inc.                   $100.00          $77.19       $ 56.14       $ 66.67        $ 79.82       $ 54.39
Nasdaq U.S. Index                     100.00          138.07        163.84        224.97         228.77        371.52
S&P MidCap Foods Index                100.00          121.60        125.22        163.52         146.92        135.99



                                   Annual Percentage Return
                                   Year Ended
                                   ---------------------------------------------------------------------
Company/Index                       9/30/95        9/30/96       9/30/97       9/30/98         9/30/99
------------------------------     ----------    -----------    ----------    ----------     -----------
Gardenburger, Inc.                 (22.81)%      (27.27)%       18.75%        19.74%         (31.87)%
Nasdaq U.S. Index                   38.07         18.67         37.31           1.69          62.40
S&P MidCap Foods Index              21.60           2.98        30.58         (10.15)          (7.44)


                         INDEPENDENT PUBLIC ACCOUNTANTS

The Company has selected Arthur Andersen LLP as its independent public accountants for the fiscal year ended September 30, 2000. Arthur Andersen LLP served as the Company's independent public accountants for the fiscal year ended September 30, 1999. A representative from Arthur Andersen LLP is expected to be present at the Company's Annual Meeting of Shareholders in order to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

                             MANAGEMENT TRANSACTIONS

The Company's Board of Directors has adopted a policy that any transactions between the Company and its officers, Directors, employees and affiliates will be on terms no less favorable to the Company than can be obtained from unaffiliated parties. Any such transactions will be subject to the approval of a majority of the disinterested members of the Board of Directors.

On April 14, 1999, the Company sold 1,000,000 shares of preferred stock to Rosewood Capital III, L.P. for an aggregate purchase price of $10,000,000. Kyle
A. Anderson, a founding member of the general partner of Rosewood Capital III, L.P., became a Director at the time of the share purchase. Gruber & McBaine Capital Management LLC, which owns more than 5 percent of the outstanding common stock, purchased 400,000 shares of preferred stock in the same transaction for an aggregate purchase price of $4,000,000. See also "Compensation Committee Interlocks and Insider Participation in Compensation Decisions" above.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's Directors and executive officers and persons who own more than 10 percent of the outstanding shares of the Company's common stock ("10 percent shareholders"), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of common stock and other equity securities of the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or otherwise in its files and on written representations from its Directors, executive officers and 10 percent shareholders, the Company's officers, Directors and 10 percent shareholders complied with all applicable Section 16(a) filing requirements during 1999.

                              SHAREHOLDER PROPOSALS

Any shareholder who wishes to have a proposal included in the Company's proxy materials for its 2001 Annual Meeting must deliver the proposal to the Company at its principal executive office no later than September 12, 2000. Any such proposal must meet the informational and other requirements set forth in the SEC's rules and regulations in order to be eligible for inclusion in the proxy materials for that meeting.

The Company's bylaws also provide that a shareholder may not present a matter for action at a meeting (other than matters included in the notice of the meeting) unless the shareholder has delivered written notice thereof to the Secretary not less than 60 days and not more than 90 days prior to the first anniversary of the preceding year's annual meeting. In the case of the Company's 2001 Annual Meeting, this notice must be received by the Company no later than December 16, 2000. The notice must include the information listed in the bylaw provision.

                          TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters that may come before this meeting. It is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment if any other matters do properly come before the meeting.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

THE COMPANY WILL PROVIDE, WITHOUT CHARGE, UPON THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S FISCAL YEAR ENDED SEPTEMBER 30, 1999. WRITTEN REQUESTS SHOULD BE MAILED TO THE SECRETARY, GARDENBURGER, INC., 1411 SW MORRISON STREET, SUITE 400, PORTLAND, OREGON 97205.


                                    By Order of the Board of Directors:



                                    E. Kay Stepp
Dated:  January 10, 2000            CHAIRMAN OF THE BOARD OF DIRECTORS

                               GARDENBURGER, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints E. Kay Stepp and Richard C. Dietz as proxies, each with power to act alone and with full power of substitution, to vote all of the shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Gardenburger, Inc. to be held on February 14, 2000, at 1:00 p.m. Mountain Standard Time, and any adjournments thereof, with all the powers that the undersigned would possess if personally present.

             PLEASE MARK, SIGN, AND RETURN THE PROXY CARD PROMPTLY


                 (Continued and to be signed on reverse side.)

                                                                     SEE REVERSE
                                                                         SIDE
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

Command Financial Press Corp.--New York (212)274-0070  Rev. 1.0     12:00 1/5/00
                                                                 13936   Proxy,2
First Chicago Trust Company--Gardenburger

--------------------------------------------------------------------------------
     Please mark your
/X/  votes as in this
     example.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE ITEM BELOW, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES
NAMED IN PROPOSAL 1.                                    ---

--------------------------------------------------------------------------------
              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                     FOR EACH OF THE NOMINEES LISTED BELOW.
--------------------------------------------------------------------------------

                      FOR   WITHHELD
1. Election of                          Nominees:
   Directors (Check   / /     / /       Alexander P. Coleman, Lyle G. Hubbard,
   only one box)                        Ronald C. Kesselman, Richard L. Mazer,
                                        Mary O. McWilliams, Michael L. Ray,
                                        E. Kay Stepp, Paul F. Wenner

Instructions:  To withhold authority to vote for any individual nominee, mark
               "For" above and write the individual's name on the line below.

                                        In their discretion, the Proxies are
                                        authorized to consider and act upon any
                                        other matter which may properly come
                                        before the meeting or any adjournment
                                        thereof.

-------------------------               The undersigned acknowledges receipt of
                                        the 2000 Notice of Annual Meeting and
                                        accompanying Proxy Statement and revokes all prior proxies for said meeting.






SIGNATURE(S)___________________________      DATE______________________________

NOTE: Please sign exactly as name appears above. Joint owners each should sign. Fiduciaries should add their full title to their signature. Corporations should sign in full corporate name by an authorized officer. Partnerships should sign in partnership name by an authorized person.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE








                    YOU ARE CORDIALLY INVITED TO ATTEND THE

                       ANNUAL MEETING OF SHAREHOLDERS OF

                               GARDENBURGER, INC.

                                   TO BE HELD

                            MONDAY, FEBRUARY 14, 2000

                        1:00 P.M. MOUNTAIN STANDARD TIME,

                         LITTLE AMERICA HOTEL AND TOWERS

                              500 SOUTH MAIN STREET

                           SALT LAKE CITY, UTAH 84101

          P R O X Y

                               GARDENBURGER, INC.

               TO HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS


The undersigned holder of Series A Convertible Preferred Stock of Gardenburger, Inc. hereby appoints E. Kay Stepp and Richard C. Dietz as proxies, each with power to act alone and with full power of substitution, to vote all of the shares of Series A Convertible Preferred Stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Gardenburger, Inc. to be held on February 14, 2000, at 1:00 p.m. Mountain Standard Time and any adjournments thereof, with all the powers that the undersigned would possess if personally present.

            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

                 (Continued and to be signed on reverse side.)

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE ITEM BELOW. THIS PROXY WILL BE VOTED FOR EACH OF
THE NOMINEES NAMED IN PROPOSAL 1.                                  ---


               FOR    WITHHELD
               / /        / /
1. Election of                     Nominees:
   Directors                       Kyle A. Anderson, Alexander P. Coleman, Jason
                                   M. Fish, Lyle G. Hubbard, Ronald C.
(Check only one box)               Kesselman, Richard L. Mazer, Mary O.
                                   McWilliams, Michael L. Ray, E. Kay Stepp,
                                   Paul F. Wenner

Instruction: To withhold authority to vote for any individual nominee, mark "FOR" above and write the individual's name on the line below.


_________________________________

________________________________________________________________________________

In their discretion, the proxies are authorized to consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

The undersigned acknowledges receipt of the 2000 Notice of Annual Meeting and accompanying Proxy Statement and revokes all prior proxies for said meeting relating to the Series A Convertible Preferred Stock.


SIGNATURE(S)____________________________________DATE____________________________
________________________________________________________________________________
NOTE: Please sign exactly as name appears above. Joint owners each should sign. Fiduciaries should add their full title to their signature. Corporations should sign in full corporation name by an authorized officer. Partnerships should sign in partnership name by an authorized person.